Accrued Liabilities (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Accrued Liabilities.
Accrued oil and gas capital expenditures	$ 54,674	$ 76,398	$ 87,202
Accrued revenue and royalty distributions	44,411	51,292	64,370
Accrued lease operating and workover expense	17,250	10,113	8,279
Accrued interest	23,567	21,521	21,341
Accrued taxes	4,427	4,226	4,386
Other	10,892	20,281	18,803
Accrued liabilities	$ 155,221	$ 183,831	$ 204,381